Exhibit 4.2

UNITIL CORPORATION TAX DEFERRED SAVINGS AND INVESTMENT PLAN

TRUST AGREEMENT

ARTICLE			PAGE

XII	Miscellaneous		14

	12.01	Exclusive Benefit Rule	14
	12.02	Conflict with Plan	15
	12.03	Failure to Maintain Qualification	15
	12.04	Appointment of a Successor	15
	12.05	Restriction on Alienation	15
	12.06	Payment on Court Order	15
	12.07	Arbitration	15
	12.08	Governing Law and Construction	16
	12.09	Successors and Assigns	16
	12.10	Gender	16
	12.11	Headings	16
	12.12	Counterparts	17
	12.13	Special, Indirect or Consequential Damages	17
	12.14	Amendment, Modification or Waiver	17

SCHEDULES

	A	Administrative and Investment Fiduciaries and Agents	1
	B	Selection of lnvestments, Including Investment for Funds Awaiting Investment and Default Investment	2
	C	Voting of Employer Securities	3
	D	Existing GICs/GACs	4
	E	Trustee’s Fees	5

UNITIL CORPORATION TAX DEFERRED SAVINGS AND INVESTMENT PLAN

TRUST AGREEMENT

This Trust Agreement is entered into as of July 30, 2004, by and between Unitil Service Corp. (the “Sponsor”) and New York Life Trust Company, a New York corporation (the “Trustee”), with respect to a trust (“Trust”) forming part of the Unitil Corporation Tax Deferred Savings and Investment Plan (the “Plan”) and shall supersede any previous trust agreements.

The Sponsor and che Trustee hereby agree as follows:

ARTICLE I

ESTABLISHMENT OF TRUST AND APPOINTMENT

AND ACCEPTANCE OF TRUSTEE

1.01

Establishment of Trust. The Trust is intended to be a qualified trust under section 401(a) of the Internal Revenue Code of 1986, as amended from time to time (the “Code”), and exempt from taxation pursuant to section 50 l (a) of the Code. If chis Trust is established as a successor trust, the Trustee shall have no duty to ascertain the qualified status of any prior trust.

1.02	Title of Trust. The Trust shall be known as the Unicil Corporation Tax Deferred Savings and Investment Trust.

1.03

Appointment and Acceptance of Trustee. The Sponsor hereby appoints New York Life Trust Company as Trustee of the Trust and represents chat chis T rust Agreement constitutes a legal, valid and binding obligation of the Sponsor.

The Trustee accepts its appointment as Trustee hereunder.

1.04	Effectiveness. This Trust Agreement shall become effective as of July 30, 2004.

ARTICLE II

FIDUCIARIES

2.01

Administrative and Investment Fiduciaries. The Sponsor hereby appoints the Administrative Fiduciary and the Investment Fiduciary set forth on Schedule A. The Sponsor further agrees that it shall ensure that such Administrative Fiduciary and Investment Fiduciary adhere to their respective responsibilit ies set forth in this Trust Agreement. “Administrative Fiduciary” refers to the person(s) or entity which is responsible for the administration and operation of the Plan. Subject to Section 4.04, “Investment Fiduciary” refers to the person(s) or entity responsible for the investment and management of Plan assets. The Administrative Fiduciary and the Investment Fiduciary may be the same person(s) or entity. If the Administrative and/or Investment Fiduciaries designated on

Schedule A are not then serving, the Sponsor shall be the Administrative Fiduciary or the Investment Fiduciary or both, as the case may be. In no event shall the Trustee be either the Administrative Fiduciary or the Investment Fiduciary.

2.02

Identification of Fiduciaries and Designees. The Administrative Fiduciary and the Investment Fiduciary under the Plan shall each be identified to the Trustee by the Sponsor on Schedule A attached hereto, and specimen signatures of each member thereof shall be provided to the Trustee by the Sponsor in a form acceptable to the Trustee. The Sponsor shall promptly give written notice to the Trustee of a change in the identity of the Administrative Fiduciary or Investment Fiduciary, or any member thereof, by submitting a revised Schedule A to the Trustee, and until such revised Schedule A is received by the Trustee, the Trustee shall be fully protected in assuming that the identity on Schedule A of the Administrative Fiduciary or Investment Fiduciary, and the members thereof, is unchanged. Each person authorized in accordance with the Plan to give a direction to the Trustee on behalf of the Administrative Fiduciary or the Investment Fiduciary shall be identified to the Trustee and such Schedule A shall contain a specimen of the signature of each such authorized person. The Trustee shall be entitled to rely on Schedule A as evidence of the identity and authority of the persons appointed until a revised Schedule A setting forth the appointment of a successor is received by the Trustee from the Sponsor, the Administrative Fiduciary, or Investment Fiduciary, as the case may be. A revision co Schedule A hereunder shall not require or constitute a formal amendment of chis Trust Agreement.

ARTICLE III

TRUST FUND

3.01

Receipts. The Trustee shall receive in cash or other assets acceptable to the Trustee, subject to any applicable minimum amount established by the Trustee, all contributions paid or delivered to it which are allocable under the Plan and to the Trust and all transfers paid or delivered under the Plan t0 the T rust from a predecessor trustee or another trust of a plan qualified under section 401(a) of the Code, provided that the Trustee shall not be obligated to receive any such contribution or transfer unless prior thereto, as the Trustee may specify, the Trustee has received such reconciliation, allocation, investment or other information concerning, or such direction, contribution or representation with respect to, the contribution or transfer or the source thereof as the Trustee, in its sole discretion, may require. The Trustee shall have no duty or authority to (a) require any contributions or transfers to be made under the Plan to the Trustee, (b) compute any amount to be contributed or transferred under the Plan to the Trustee, or (c) determine whether amounts received by the Trustee comply with the Plan. The Trustee shall not be responsible for any assets until it receives such assets.

3.02

Trust. The Trust shall consist of all money and other property acceptable co and received by the Trustee pursuant to Section 3.01 hereof, plus any income or gains on such assets and less any investment loss or expense, benefit or disbursement paid pursuant to chis Trust Agreement or the Plan. The Trustee shall hold the Trust, without distinction between principal and income, as a non discretionary trustee pursuant to the terms of this Trust Agreement. The Trustee may use a general disbursement account for distributions from the Trust, without incurring any liability for payment of interest thereon, notwithstanding the Trustee’s receipt of income or interest in respect of funds held in such disbursement account.

3.03

Another Trust. If the Sponsor so elects, and the Trustee consents, the Sponsor may appoint another trustee under the Plan with respect to assets which the Sponsor desires to contribute or have transferred to the Trustee, but which the Trustee does not choose to accept. The Trustee shall discharge its duties and responsibilities solely with respect to those assets of the Trust delivered into its possession and, except pursuant to the Employee Retirement Income Security Act of 1974, as amended from time to time (“ERISA”), shall have no duties or responsibilities or obligations with respect to property of the other trust nor any liability for the acts or omissions of the other trustee. As a condition to the Trustee’s consent to the appointment of another trustee, the Sponsor shall assure that recordkeeping, distribution and reporting procedures are established on a coordinated basis between the Trustee and the other trustee as the Trustee considers necessary or appropriate with respect to the Trust.

ARTICLE IV

INVESTMENTS

4.01

Investment Management. Subject to Section 4.04 below, the Investment Fiduciary shall manage the investment of the Trust except insofar as (a) a person (an “Investment Manager”) who meets the requirements of section 3(38) of ERISA has authority to manage Trust assets as referred to in Section 4.02 hereof, or (b) the Plan provides for participant or beneficiary direction of the investment of assets allocable under the Plan to the accounts of such participants and beneficiaries. Except as may otherwise be required by ERISA and Section 4.04, the Trustee shall invest the Trust as directed by the Investment Fiduciary, an Investment Manager or a Plan participant or beneficiary, as the case may be. The Investment Fiduciary may permit participants to direct the investment of their accounts under the Plan and to purchase assets selected by such participants through a broker/dealer designated by the Investment Fiduciary for such purpose (the portion of a participant’s account so invested is hereinafter referred to as a “Self-Directed Brokerage Account”). The Trustee shall have no discretionary control over, nor any other discretion regarding, the investment or reinvestment of any asset of the Trust.

4.02

Investment Managers. Notwithstanding any provision of the Plan to the contrary, the Investment Fiduciary may appoint one or more Investment Managers, who may be an affiliate of the Trustee, provided such appointment does not violate any law or regulation, to direct the Trustee in the investment of all or a specified portion of the assets of the Trust. Any such Investment Manager shall be directed by the Investment Fiduciary to act in accordance with the procedures referred to in Section 4.08. The Investment Fiduciary shall notify the Trustee in writing before the effectiveness of the appointment or removal of any Investment Manager.

If there is more than one Investment Manager whose appointment is effective under the Plan at any one time, the Trustee shall, upon written instructions from the Investment Fiduciary, establish separate funds for control by each such Investment Manager. The funds shall consist of those Trust assets designated by the Investment Fiduciary.

4.03

Participant Direction. Except as otherwise may be set forth herein in connection with Self-Directed Brokerage Acco unts1 in the event the Plan provides for participant or beneficiary direction of investment of assets allocable under the Plan to the accounts of such participants and beneficiaries, such information as the Trustee may specify shall be provided by the Sponsor or the Administrative

Fiduciary to the Trustee, and/or such other person(s) as are necessary, for the implementation of the directions in accordance with procedures established by the Trustee.

4.04

Selection of Investments. Set forth on Schedule B are those investments, from among the permitted investments listed in Section 6.01 hereof; in which the assets of the Trust shall be invested. Schedule B may be revised from time to time in writing by the Investment Fiduciary or any duly appointed Investment Manager, as the case may be, and delivered to the Trustee, without formal amendment of this Trust Agreement.

4.05

Funds Awaiting Investment. It is understood that the Trustee may, from time to time, have on hand funds which are awaiting investment, or funds from the sale of Trust assets which are awaiting reinvestment. In such event, the Trustee shall cause such funds to be held on deposit with the Trustee’s custodian until such funds are used to settle transactions or as may otherwise be contemplated hereunder. Notwithstanding the foregoing, if by the close of the business day following the day on which the funds are received, the Trustee is unable to identify the plan and trust to which any of such funds are to be credited, the Trustee shall return such funds to the originating financial or other institution. The interest on the aggregate cash balances the Trustee has on deposit with such custodian shall be paid in accordance with Section 8.01 of this Agreement.

4.06

Voting, Tendering and Other Rights. Except as otherwise set forth below the Trustee shall vote all proxy and other materials for all investments held by the Trust, other than “employer securities” (within the meaning of Section 407(d)(l) of ERISA) in accordance with the recommendations made by the applicable common or collective trust’s or mutual fund’s board of trustees, board of directors, or other governing body. If all or any part of the Trust Fund consists of “employer securities”(within the meaning of Section 407(d)(l) of ERISA), the voting of such securities shall be made in accordance with the provisions of Schedule C of this Trust Agreement.

Notwithstanding anything set forth herein or elsewhere to the contrary, in the event the Plan permits participants co direct the investment of assets through Self-Directed Brokerage Accounts, the Trustee shall not be responsible for distributing or voting any proxy or other materials for securities held in any Self-Directed Brokerage Accounts maintained under the Plan. The Sponsor acknowledges that it has entered into a separate agreement with the broker/dealer designated by the Investment Fiduciary on Schedule A and consented to in writing by the Investment Fiduciary (“Broker/Dealer Agreement”) relating to the distribution and voting of any proxy or other materials for securities held in any such Self-Directed Brokerage Accounts.

4.07

Services Through Affiliated Organizations. The Trustee may enter into agreements with New York Life Insurance Company (“NYLIFE”), NYLIFE Securities Inc. (“Broker”), NYLIFE Distributors LLC (“Underwriter”), and any of their affiliates and/o r subsidiaries, successors and assigns for the provision of services to the Trust. The Trustee is specifically authorized to place securities orders, settle securities trades, hold securities in custody and perform related activities on behalf of the Trust through or with the Broker. The Broker shall perform such acts for the participants’ accounts only if the Investment Fiduciary has designated the Broker as the brokerage firm for participants’ accounts under the Plan and the Investment Fiduciary and participants have received disclosure as described below in this Section 4.07.

Trades and related activities effected through the Broker shall be subject to fees and commissions established by the Broker, which may he paid from the Trust or netted from the proceeds of trades.

No trades shall be executed through the Broker or other services provided unless the Sponsor or Investment Fiduciary has received disclosure concerning the relationship of NYLIFE, Broker, Underwriter, or their affiliates and/or subsidiaries, as the case may be, to the Trustee, and notice of the fees and commissions that may be paid to NYLIFE, the Broker, the Underwriter, Trustee and/or their affiliates or subsidiaries in connection with such trades or other services.

4.08

Investment Directions. Directions for the investment or reinvestment of Trust assets from the Investment Fiduciary, an Investment Manager or a Plan participant or beneficiary, as the case may be, shall be communicated to, and implemented by, the Trustee, the Trustee’s designee or, with the Trustee’s consent, a broker/dealer designated for the purpose by the Investment Fiduciary. Communication of any such direction to the Trustee or to such a designee or broker/dealer shall be in a manner acceptable to the Trustee and shall conclusively be deemed an authorization to the Trustee, such designee or broker/dealer to implement the direction. The Trustee shall have no liability for it or any other person following such directions or failing to act in the absence of any such directions. The Trustee shall have no liability for the acts or omissions of any person directing the investment or reinvestment of Trust assets or making or failing to make any direction referred to in Section 4.06. Neither shall the Trustee have any duty or obligation to review any such investment or other direction, ace or omission or, except upon receipt of a proper direction, to invest or otherwise manage any asset of the Trust which is subject to the control of any such person or to exercise any voting or other right referred to in Section 4.06.

In the event the Plan provides for participant and/or beneficiary direction of the investment of assets allocable under the Plan to the accounts of such participants and/or beneficiaries, and no direction is received with respect to the investment or reinvestment of uninvested Trust assets allocable to such accounts, the Sponsor hereby directs that such assets shall be invested by the Trustee in the investment specified on Schedule B attached hereto.

Notwithstanding anything set forth herein or elsewhere to the contrary, in the event the Plan permits participants to direct the investment of assets through Self-Directed Brokerage Accounts, all investment directions shall be communicated to, and implemented by, the broker/dealer designated by the Investment Fiduciary on Schedule A for such purposes pursuant to the terms of the Broker/Dealer Agreement; provided, however, that a participant may not direct the broker/dealer to purchase (i) “employer securities” (within the meaning of Section 407(d)(l) of ERISA), if any, or (ii) any other investment prohibited under the terms of the Broker/Dealer Agreement.

The Trustee shall have no fiduciary responsibility under ERISA or any other liability relating to the investment or reinvestment of Trust assets. The Trustee and its affiliates shall not be deemed to provide investment advice for any purposes whatsoever.

4.09

Custody of Participant Loan Documentation. If participant loans are permitted under the Plan, New York Life Investment Management LLC, or its successor, (“NYLIM”), an affiliate of the Trustee, shall act as the Trustee’s agent for the purpose of holding all participant loan notes and related documentation and as such shall (a) hold physical custody of and keep safe the notes and other loan documents, (b) collect and remit all principal and interest payments to the Trustee, (c) advise the Trustee of the date, amount and payee of the checks to be drawn representing loans, and (d) cancel and surrender the notes and other loan documentation when a loan has been paid in full.

4.10	Common and Collective Trust Funds. The Investment Fiduciary may direct the Trustee to invest the assets of the Trust in a common, group or collective crust established for the investment of the assets of employee benefit plans qualified under Section 40l(a) of the Code, individual retirement accounts under section 408(a) of the Code and plans of governmental units described in section 818(a)(6) of the Code which may be (bur is not required to be) maintained by the Trustee or its affiliates. The documents governing any such group, common or collective trust fund in which Trust assets have been invested are hereby incorporated into this Trust Agreement by reference as if set forth herein at length.

4.11

Mutual and Other Investment Funds. The Investment Fiduciary may direct the Trustee to purchase shares of a regulated investment company, or an interest in another pooled investment fund (individually and collectively referred to hereafter as “Investment Fund”) advised, managed or offered by NYLIFE, Broker, Underwriter or Trustee, or an affiliate or subsidiary of any of them. If any such Investment Fund held on behalf of the Trust or a participant account is terminated or reorganized, or a new series or class of such Investment Fund is issued, pursuant to the terms set forth in the prospectus, statement of additional information or other documents governing such Investment Fund, the Trustee shall be authorized to surrender any shares or interests in such Investment Fund, and accept and hold shares or interests of equivalent value issued in connection with such termination, reorganization or issuance on behalf of the Trust and-participant accounts, as applicable.

Purchases and sales of units of Investment Funds shall be made on the date on which the Trustee has received from the Sponsor or Investment Fiduciary, in good order, all information and documentation necessary to effect the transactions and is able to effect such transactions.

In the event the Plan permits participants to direct the investment of assets through Self-Directed Brokerage Accounts, all aspects related to the execution of such directions, including, but not limited to, the date on which such transactions shall occur, shall be determined under the terms of the Broker/Dealer Agreement. The Trustee shall have no duty to ensure that such transactions occur within the time specified under the terms of the Broker/Dealer Agreement and shall have no liability for the broker/dealer’s failure to comply with the terms of the Broker/Dealer Agreement.

ARTICLE V

DISBURSEMENTS, ADMINISTRATIVE DIRECTIONS AND EXPENSES

5.01

Disbursements. Disbursements of money or property from the Trust shall be made by the Trustee upon direction from the Administrative Fiduciary or its designee. Disbursements by the Trustee shall be transmitted to the Administrative Fiduciary or its designee for delivery to the proper payees or to the payees’ addresses supplied by the Administrative Fiduciary or its designee, and the Trustee’s obligation to make such payments shall be satisfied upon such transmittal. The Trustee shall have no obligation to determine the identity of persons entitled to disbursements under the Plan or their addresses furnished by the Administrative Fiduciary, its designee or agent in accordance with the terms of this Trust. The Trustee shall not be required to make any disbursement in excess of the liquidated value of the Trust at the time of the disbursement. The Trustee shall not be responsible for the adequacy of the Trust to meet and discharge any and all disbursements and liabilities under the Plan.

5.02	Administrative Fiduciary’s Directions. Directions from or on behalf of the Administrative Fiduciary or its designee shall be communicated to the Trustee or the Trustee’s designee only in a manner and in accordance with procedures acceptable to the Trustee. The Trustee’s designee shall be empowered to implement any such directions, provided they are in accordance with procedures acceptable to the Trustee. The Trustee shall have no liability for following any such directions or failing to act in the absence of any such directions. The Trustee shall have no liability for the acts or omissions of any person making or failing to make any directions under the Plan or this Trust Agreement nor any duty or obligation to review any such direction, act or omission.

5.03

Disputed Payments. If a dispute arises over the propriety of the Trustee making any payment from the Trust, the Trustee may withhold the payment until the dispute has been resolved by a court of competent jurisdiction or seeded by the parries to the dispute. The Trustee may consult legal counsel and shall be fully protected in acting upon the advice of counsel. The Sponsor hereby indemnifies the Trustee pursuant to Section 7.07 of this Trust Agreement for any acts taken or failed to be taken in good faith by the Trustee under this Section 5.03.

5.04

Taxes. The Trustee is authorized, with or without direction from the Administrative Fiduciary or any other person, co deduct from and charge against the Trust any taxes or assessments by any lawful taxing or governmental authority, including interest and penalties with respect thereto, which may be imposed upon the Trust or any account or rhe income thereof, or which the Trustee is required to pay with respect to the interest of any person therein, under existing or future laws. The Trustee shall have full power to pay any such tax or assessment, in the case of an individual account plan as defined in section 3(34) of ERISA, only our of any money or other property in the account of the person whose interest is liable therefor, provided that at least fifteen (15) days prior to making such payment the Trustee shall give notice to the Administrative Fiduciary of its intention to make such payment. Until paid, such taxes shall be a lien against the Trust. The Trustee shall not be personally liable for any such taxes, charges or assessments.

5.05

Expenses of Administration. Expenses incurred by the Sponsor, Administrative Fiduciary, Investment Fiduciary, any Investment Manager designated pursuant to Section 4.02, or any other persons designated to act on behalf of the Sponsor, Administrative Fiduciary or Investment Fiduciary, including reimbursement for expenses incurred in the performance of their respective duties shall be paid from the Trust unless paid directly by the Sponsor.

ARTICLE VI

POWERS OF TRUSTEE

6.01

Nondiscretionary Investment Powers. At the direction of the person authorized to direct such action as referred to in Article IV hereof, but limited to those assets or categories of assets acceptable to the Trustee as referred to in Sections 3.01, the Trustee, or the Trustee’s designee or a broker/dealer as referred to in Section 4.07 and 4.08, is authorized and empowered:

(a)	To invest and reinvest the Trust Fund, together with the income therefrom, in:

(i)	Common stock, preferred stock, convertible preferred stock, bonds, debentures, convertible debentures and bonds, mortgages, notes, commercial paper and other evidences of indebtedness;

(ii)	Bank investment contracts;

(iii)	Shares of regulated investment companies, including those advised, managed or offered by the Trustee, or an affiliate of the Trustee;

(iv)

Common, pooled, group or commingled investment funds established for the investment of the assets of employee benefit plans qualified under section 401 of the Code, individual retirement accounts under section 408(a) of the Code and plans of governmental units described in section 818(a)(6) of the Code which may be (but is not required to be) maintained by the Trustee or its affiliates. The commingling of assets of chis Trust with assets of ocher qualified trusts in such funds is hereby specifically authorized; provided, however, the declaration of trust establishing any such fund, as amended from rime co time, will be a part of chis Trust Agreement;

(v)	Options to buy or sell securities or other assets, provided same are within regulated investment companies or common, pooled, group or commingled investment funds;

(vi)	Notes evidencing loans to participants in accordance with the terms of the Plan;

(vii)	Equity securities issued by the Sponsor or an affiliate which are “qualifying employer securities” within the meaning of Section 407(d)(5) of ERISA, as amended;

(viii)

Stable value investments, whether or not issued by an affiliate of the Trustee, including, without limitation, separate account contracts, guaranteed investment contracts (“GICs”), and synthetic guaranteed investment contracts;

(ix)

Guaranteed investment and annuity contracts heretofore entered into by the predecessor trustee and specifically identified on Schedule D attached hereto (“Existing GICs”) provided, however, that the Investment Fiduciary hereby directs the Trustee to continue to hold such Existing GICs until the Investment Fiduciary directs otherwise, it being expressly understood that such direction is given in accordance with Section 403(a) of ERlSA; and

(x)	Other marketable securities traded on a national securities exchange which are acceptable to the Trustee.

(6)

To sell, exchange, convey, transfer, or otherwise dispose of any property held in the Trust, by private contract or at public auction. No person dealing with the Trustee shall be bound to see to the application of the purchase money or other property delivered to the Trustee or to inquire into the validity, expediency, or propriety of any such sale or ocher disposition.

(c)

To cause any securities or ocher property held as part of the Trust to be registered in the Trustee’s own name, in the name of one or more of its nominees or to be held in bearer form, but the books and records of the Trustee shall at all times show that all such investments are part of the Trust.

(d)	To keep that portion of the Trust in cash or cash balances as the Investment Fiduciary may, from time to time, deem to be in the best interest of the Trust.

(e)	To make, execute, acknowledge, and deliver any and all documents of transfer or conveyance and to carry out the powers herein granted.

(f)

To consent to or participate in any plans for the reorganization, recapitalization, consolidation or merger, or sale or lease of assets of any corporation, any security of which is held in the Trust, and to pay any and all costs and assessments imposed upon the owners of such securities as a condition of their participation therein, and to consent to any contract, lease, mortgage, purchase or sale of property, by or between such corporation and any other corporation or person.

(g)	To grant options to purchase any property.

(h)	To foreclose any obligation by judicial proceedings or otherwise.

(i)

To disclose any information concerning the existence, condition, management and administration of the assets of the Trust as may be required by law or as may be necessary to prepare any reports required by law.

(j)

To lend, through a common, collective, or Investment Fund, any securities held in such fund to brokers, dealers or other borrowers and to permit the loaned securities robe transferred into the name and custody and be voted by the borrower or others.

(k)	To retain any assets in the Trust for such period of time as the Trustee deems appropriate.

(1)	To exercise or dispose of any conversion privilege or subscription right which the Trustee may have as a holder of any security or otherwise.

(m)

To deposit any security in any voting trust or under any pooling agreement or with any protective or reorganization committee, or with depositories designated by such trust, agreement or committee, and to delegate such power and authority with relation thereto as the Trustee may deem proper, and to agree to pay and to pay out of the Trust assets such portion of the expenses and compensation of such trust, agreement or committee as the Trustee may deem proper.

(n)

To execute and deliver any general or specific proxies or powers of attorney, with or without power of substitution, to such person or persons as the Trustee may deem proper, granting to such persons such power and authority with relation to any property or securities at any time held by the Trust as the Trustee may deem proper.

(o)

To borrow money from any source other than a “party in interest” (as such term is defined by Section 3(14) of ERISA) with or without giving security, and to encumber the Trust assets by mortgage, deed of trust, pledge or otherwise.

(p)	To renew or extend the time of payments of any obligation due or becoming due.

(q)

To settle, compromise, or submit to arbitration any claims, debts, or damages due to or arising from the Trust; to commence or defend suits or legal or administrative proceedings; to represent the Trust in all suits and legal and administrative hearings; and to pay all reasonable expenses arising from any such action, from the Trust if not paid by the Sponsor.

(r)

To employ legal, accounting, clerical, and other assistance as may be required in carrying out the provisions of this Trust Agreement and to pay their reasonable expenses and compensation from the Trust if not paid by the Sponsor.

(s)	To do all other acts although not specifically mentioned herein, as the Trustee may deem necessary to carry out any of the foregoing powers and the purposes of this Trust Agreement.

6.02

Standard of Care. The Trustee shall discharge its duties hereunder with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims. As a directed trustee, the Trustee assumes no responsibility and shall not be liable for any losses sustained by the Trust by reason of the purchase, retention, sale or exchange of any investment in accordance with the provisions of this Trust Agreement and in accordance with ERISA and the regulations promulgated thereunder.

6.03

Location and Indicia of Ownership. Except as permitted by ERISA, the Trustee shall not maintain the indicia of ownership of any assets of the Trust outside the jurisdiction of the district courts of the United States.

6.04

Preservation of Liquidity Ratio for Stock Fund. Any direction to invest assets of the Trust in a stock fund of the Sponsor, or affiliate of the Sponsor, shall be subject to maintaining a liquidity ratio (as defined below) for such stock fund. To the extent a transaction shall cause the liquidity ratio to fall below the designated percentage, the Trustee is authorized and directed to sell sufficient shares of the stock fund to restore the liquidity ratio, and shall have no authority or responsibility to follow the investment directions of a Plan participant or beneficiary, the Administrative Fiduciary, the Investment Fiduciary or an Investment Manager, as the case may be, until such time as the liquidity ratio can be restored.

For purposes of this Section 6.04, the term “liquidity ratio” means the ratio of shore-term cash investments to the total value of the stock fund, which ratio shall be agreed to by the Investment Fiduciary and the Trustee. The liquidity ratio shall be rebalanced periodically by the Trustee or its agent, but in no event less often than quarterly. The purpose of the liquidity ratio is to provide the Trustee with sufficient liquidity in combination with the sale of shares of the stock fund to satisfy intra-fund transfers, Plan loans (if any) and Plan distributions. The lnvestment Fiduciary, with the consent of the Trustee, may change the liquidity ratio from time to time.

ARTICLE VII

RESPONSIBILITIES, AGENTS, INDEMNIFICATION AND BONDING

7.01

Relationship of Fiduciaries. Each fiduciary of the Plan and this Trust shall be solely responsible for its own acts or om1ss1ons. The Trustee shall have no duty to question any Plan fiduciary’s performance of fiduciary duties allocated to such fiduciary pursuant to the Plan or this Trust Agreement. The Trustee shall not be responsible for a breach of responsibility by any Plan fiduciary except as provided for in ERISA.

7.02	Benefit of Participants. Each fiduciary, within the meaning of the Code and ERISA, shall discharge its duties with respect to the Trust solely in the interest of participants in the Plan and their beneficiaries and for the exclusive purpose of providing benefits to such participants and beneficiaries and defraying reasonable expenses of administering the Plan.

7.03

Agents of Administrative Fiduciary and Investment Fiduciary. The Sponsor hereby designates New York Life Investment Management LLC, or its successor, (“NYLIM”), by its authorized individuals, as the party who may provide the Trustee with directions from the Administrative Fiduciary and Investment Fiduciary upon which the Trustee shall be fully protected in relying to the extent consistent with this Trust Agreement. The signature of each authorized NYLIM individual shall be provided and certified to the Trustee by NYLIM.

7.04

Agents of Trustee. The Sponsor, Administrative Fiduciary and Investment Fiduciary acknowledge and authorize the Trustee to use and employ agents, including its affiliates, in the performance of its responsibilities under this Agreement. The expenses and compensation for the services of any such agent as specified in Schedule E attached hereto, shall be paid from the Trust unless paid directly by the Sponsor as set forth in Section 8.01 of this Trust Agreement.

7.05

Protection of Designees. To the extent that any designee of the Trustee is performing a function of the Trustee under this Trust Agreement, the designee shall have the benefit of all of the applicable limitations on the scope of the Trustee’s duties and liabilities, all applicable rights of indemnification granted hereunder to the Trustee and all other applicable protections of any nature afforded to the Trustee provided the designation is pursuant to this Trust Agreement and consistent with the requirements of ERISA.

7.06	Bond. The Trustee hereby warrants that: it complies with the bonding provisions of Section 412 of ERISA.

7.07

Indemnification. The Sponsor hereby indemnifies the Trustee against, and shall hold the Trustee harmless from, any and all loss, claim, liability, and expense, including reasonable attorneys fees, imposed upon the Trustee or incurred by the Trustee as a result of any acts taken, or any failure to act, in accordance with directions from the Administrative Fiduciary, Investment Fiduciary, Investment Manager or any other person specified in Article IV or V hereof, or any designee of any such person, or by reason of the Trustee’s good faith execution of its duties with respect to the Trust, including, but not limited to, its holding of assets of the Trust as provided for in Section 3.02, the Sponsor’s obligations in the foregoing regard to be satisfied promptly on request by the Trustee, provided that in the event that the loss, claim, liability or expense involved is determined by a no longer appealable final judgment entered in a lawsuit or proceeding to have resulted from the gross negligence or willful misconduct of the Trustee, the Trustee shall promptly thereafter return to the Sponsor any amount previously received by the Trustee under chis Section with respect to such loss, claim, liability or expense.

7.08

Trustee’s Reliance. The Trustee shall have no duty co inquire whether directions by the Sponsor, the Administrative Fiduciary, the Investment Fiduciary or any other person conform co the Plan, and the Trustee shall be fully protected in relying on such directions communicated in accordance with procedures acceptable to the Trustee from any person who the Trustee reasonably believes is a proper person to give the directions , The Trustee shall have no liability to any participant, any beneficiary or any other person for payments made, any failure to make payments, or any discontinuance of payments, on direction of the Administrative Fiduciary, the Investment Fiduciary or any designee of either of them, or for any failure to make payments in the absence of directions from the Administrative Fiduciary or any person responsible for or purporting to be responsible for directing the investment of Trust assets. The Trustee shall have no obligation to request proper directions from any person. The Trustee may request instructions from the Administrative Fiduciary or the Investment Fiduciary and shall have no duty co act or liability for failure to act if such instructions are not forthcoming.

7.09	Survival of Provisions. The provisions of this Article VII shall survive the termination of chis Trustee Agreement.

ARTICLE VIII

PAYMENTS TO TRUSTEE AND AGENTS

8.01

Payments to the Trustee. The Sponsor understands and acknowledges char the Trustee’s fees would be higher if the Trustee did not earn income and/or interest on funds awaiting investment or reinvestment in accordance with Section 4.05, or pending distribution from the Trust in accordance with Section 3.02. Except as otherwise provided by ERJSA, regulations promulgated thereunder , and interpretations by the Department of Labor, the Sponsor hereby authorizes the Trustee ro retain, as compensation hereunder, the T rust’s pro rata portion of any such income or interest and such additional amount as is set forth on Schedule E attached hereto, as amended from time to time in writing. In addition, the Trustee shall be entitled to reimbursement for all reasonable expenses incurred by it in the performance of its duties hereunder, including reasonable fees for legal services rendered to the Trustee (whether in connection with any litigation or otherwise), and all other proper charges and disbursements

8.02

Expenses and Compensation. The Trustee shall not be obligated to transfer Trust assets until the Trustee is provided assurance by the Sponsor satisfactory co the Trustee that all fees and expenses reasonably anticipated will be paid.

ARTICLE IX

RECORDS, ACCOUNTINGS AND VALUATIONS

9.01

Records. The Trustee shall maintain or cause to be maintained records generated by the Trustee and accounts of all Trust transactions and assets. The records and accounts of all Trust transactions and assets shall be available at reasonable times during normal business hours for inspection or audit by the Administrative Fiduciary and the Investment Fiduciary or any person designated for the purpose by either of chem.

9.02

Accountings. The Trustee shall, not less than quarterly, and within 90 days following the dose of each focal year of the Plan or the effective date of the removal or resignation of the Trustee, file with the Administrative Fiduciary a written accounting setting forth all transactions since the end of the period covered by the last previous accounting. The accounting shall include a listing of the assets of the Trust showing the value of such assets at the close of the period covered by the accounting. On direction of the Administrative Fiduciary, and if previously agreed to by the Trustee in writing, the Trustee shall submit to the Administrative Fiduciary interim valuations, reports or other information pertaining to the Trust.

The Administrative Fiduciary may approve the accounting by written approval delivered to the Trustee or by failure to deliver written objections to the Trustee within 60 days after receipt of the accounting. Any such approval shall be binding on the Sponsor, the Administrative Fiduciary, the Investment Fiduciary and, to the extent permitted by ERISA, all other persons.

9.03

Valuation. The assets of the Trust shall be valued as of each valuation dace as specified under the Plan at fair market value as determined by the Trustee based upon such sources of information as it may deem reliable. The reasonable costs incurred in establishing values of the Trust shall be a charge against the Trust, unless paid by the Sponsor pursuant to Section 8.01 hereof.

Except as otherwise provided by ERISA and regulations promulgated thereunder, the Trustee, may, when unable to arrive at a value based upon information from independent sources, rely upon information from the Sponsor, Administrative Fiduciary, Investment Fiduciary, appraisers, or other sources, and shall not incur any liability for inaccurate valuation based in good faith upon such information.

ARTICLE X

AMENDMENT AND TERMINATION OF TRUST

10.01

Amendment. This Trust Agreement may be amended by agreement between the Trustee and the Sponsor, provided that no amendment of this Trust Agreement or the Plan shall be effective which would (a) cause any assets of the Trust to be used for, or diverted to, purposes other than the exclusive benefit of Plan participants or their beneficiaries other than an amendment permissible under the Code and ERISA, or (b) affect the rights, duties, responsibilities, obligations or liabilities of the Trustee without    the    Trustee’s written    consent. The Sponsor shall amend this Trust Agreement as requested by the Trustee to reflect changes in law which counsel for the Trustee advises the Trustee require such changes. Any proposed amendment under consideration by the Sponsor shall be communicated to the Trustee in writing to permit the Trustee to review and comment    thereon in due course before the Sponsor aces on    the proposed amendment. Final amendments to the Trust Agreement or a certified copy thereof shall be delivered to the Trustee promptly after adoption by the Sponsor.

NYLIM is authorized to act as the Trustee’s agent for the purpose of holding an original executed copy of the Plan and all amendments of the Plan. The Sponsor, prior to the execution of chis Trust Agreement by both parties, has delivered to NYLIM the text of the Plan and all amendments of the Plan as in effect as of the date of this Trust Agreement. The Sponsor shall deliver to NYLIM Promptly after adoption thereof a certified copy of each other amendment of the Plan.

10.02

Termination. The Trust may be terminated by the Sponsor upon at least 60 days written notice to the Trustee. Upon such termination, and subject to Section 12.01 hereof, the Trust shall be distributed as directed by the Administrative Fiduciary.

ARTICLE XI

RESIGNATION AND REMOVAL OF TRUSTEE

11.01	Resignation. The Trustee may resign at any time upon at least 60 days written notice to the Sponsor, unless the parties agree to a shorter period.

11.02	Removal. The Sponsor may remove the Trustee upon at least 60 days written notice to the Trustee, unless the parties agree to a shorter period.

11.03

Appointment of a Successor. Upon resignation or removal of the Trustee, the Sponsor shall appoint a successor trustee. Upon failure of the Sponsor to appoint, or the failure of the effectiveness of the appointment by the Sponsor of, a successor trustee by the effective date of the resignation or removal, the Trustee may apply to any court of competent jurisdiction for the appointment of a successor.

Promptly after receipt by the Trustee of notice of the effectiveness of the appointment of the successor trustee, the Trustee shall deliver to the successor trustee such records as may be reasonably requested co enable the successor trustee to properly admin ister the Trust and all property of the Trust after deducting therefrom such amounts as the Trustee deems necessary to provide for expenses, taxes, compensation or ocher amounts due to or by the Trustee pursuant to the provisions of chis Trust Agreement not paid by the Sponsor prior to the delivery, provided such expenses, taxes, compensation or other amounts are reasonable and such deduction is consistent with the requirements of ERISA.

11.04

Settlement of Account. Upon resignation or removal of the Trustee, the Trustee shall have the right to a settlement of its account, which settlement shall be made by a settlement agreement between the Trustee and the Sponsor or, if no settlement is reached within 60 days, by a judicial settlement in an action instituted by the Trustee. The Sponsor shall bear their costs of any such judicial settlement. The parties shall bear the fees of their own attorneys.

11.05

Termination of Responsibility and Liability. Upon settlement of the account and transfer of the Trust to the successor trustee, all rights and privileges under this Trust Agreement shall vest in the successor trustee and all responsibility and liability of the Trustee with respect to the Trust and assets thereof shall, except as otherwise required by ERISA, terminate subject only to the requirement that the Trustee execute all necessary documents to transfer the Trust assets to the successor trustee.

ARTICLE XII

MISCELLANEOUS

12.01

Exclusive Benefit Rule. Except as otherwise provided in chis Trust Agreement or permitted or required by ERISA or the Code, no asset of chis Trust shall be used for, or diverted to, purposes other than the exclusive benefit of Plan participants or their beneficiaries or for the reasonable expenses of administering the Plan and Trust until all liabilities for benefits due Plan participants or their beneficiaries have been satisfied.

Notwithstanding the foregoing, the Trustee shall, upon the written direction of the Administrative Fiduciary which shall include a certification that such action is proper under the Plan, ERISA and the Code specifying any relevant sections thereof, return ro the Sponsor any amount referred to in section 403(c)(2) of ERISA or excess sums contributed to the Trust as a result of a mistake of fact.

12.02

Conflict with Plan. The rights, duties, responsibilities, obligations and liabilities of the Trustee are as set forth in this Trust Agreement, and no provision of the Plan or any other document shall be deemed to affect such rights, duties, responsibilities, obligations and liabilities. If there is a conflict between provisions of the Plan and chis Trust Agreement with respect to any subject involving the Trustee, including but not limited to the responsibility, authority or powers of the Trustee, the provisions of this Trust Agreement shall be controlling.

12.03

Failure to Maintain Qualification. If the Plan fails to qualify as a qualified plan under section 401 (a) of the Code, or loses its status as such a qualified plan, the Sponsor shall immediately so notify the Trustee, and the Trustee shall, without further notice or direction, remove the Trust assets from any common or co1lective trust fund for investments by qualified trusts. Absent receipt by the Trustee of a direction from the proper person(s) for the investment of such removed assets, the Trustee shall cause such removed assets to be invested in accordance with Section 4.05.

12.04

Appointment of a Successor. Any action to be taken under this Trust Agreement by a Sponsor or other person which is: (a) a corporation shall be taken by the board of directors of the corporation or any _person or persons duly empowered by the board of directors to take the action involved, (b) a partnership shall be taken by an authorized general partner of the partnership, (c) a sole proprietorship by the sole proprietor, and (d) a committee shall be taken (i) at a meeting at which a quorum is present by the vote or concurrence of a majority of the members present or (ii) without a meeting by unanimous written consent of the members.

12.05

Restriction on Alienation. Except as provided in Section 12.06 hereof, under section 401 (a)(13) of the Code or ocher provision of ERISA, the interest of any Plan participant or beneficiary in the T rust shall not be subject to the claims of such person’s creditors and may not be assigned, sold, transferred, alienated or encumbered. Any attempt to do so shall be void; and the Trustee shall disregard any attempt. Trust assets shall not in any manner be liable for or subject to debts, contracts, liabilities, engagement or torts of any Plan participant or beneficiary, and benefits shall not be considered an asset of any such a person in the event of c:he person’s insolvency or bankruptcy.

12.06

Payment on Court Order. The Trustee is authorized to make any payments directed by court order in any action in which the Trustee is a party or pursuant to a domestic relations order chat has been determined by the administrator of the Plan to constitute a “qualified domestic relations order” under section 414(p) of the Code; provided that the Trustee shall nor make such payment if the Trustee is indemnified and held harmless by the Sponsor in a manner satisfactory to the Trustee against all consequences of such failure to pay. The Trustee is not obligated to defend actions in which the Trustee is named but shall notify the Sponsor or Administrative Fiduciary of any such action and may tender defense of the action to the Sponsor, Administrative Fiduciary or the participant or beneficiary whose interest is affected. The Trustee may in its discretion defend any action in which the Trustee is named and any expenses, including reasonable attorneys fees, incurred by the Trustee in chat connection shall be paid or reimbursed in accordance with Section 8.01 hereof.

12.07

Arbitration. The Sponsor hereby agrees that all controversies or claims that may arise between the Sponsor and the Trustee and its affiliates in connection with the Trust shall be settled by arbitration.

The Sponsor further agrees chat the arbitration shall be held in the State, City and County of New York and administered by the American Arbitration Association under its Commercial Arbitration Rules, applying New York law.

The arbitration shall be submitted to a panel (the “Panel”) consisting of one arbitrator appointed by the claimant (s), one arbitrator appointed by the respondent(s) and a third arbitrator (the “neutral arbitrator”) chosen by the party be impartial and disinterested. The arbitrators shall be persons who are experienced and knowledgeable in securities and crust or pension law and shall be attorneys duly licensed to practice law in one or more states.

The Panel shall not have the authority to grant any remedy which contravenes or changes any term of this Trust Agreement and shall nor have the authority to award punitive, exemplary or extracontractual damages under any circumstances. Each parry shall bear the expense of the arbitrator selected by it and shall jointly and equally bear the expenses of the neutral arbitrator and of any stenographer present at the arbitration. The remaining costs of the arbitration shall be finally allocated by the Panel, except chat the Panel shall nor have the power to award attorney’s fees.

The Panel shall render its decision within 30 days after termination of the arbitration proceeding, which decision shall be in writing, scaring the reasons therefor and including a brief description of each element of any damages awarded. The decision of the majority shall be final and binding. Judgment on the award rendered by the arbitrators may be entered in any court having jurisdiction thereof.

The Sponsor and the Trustee understand, agree and intend that in no event (i) will any of the rights of any participant or any beneficiary of any participant be subject to arbitration pursuant to the arbitration provisions of this Section 12.07, nor (ii) will any provisions of chis Sect ion 12.07 be applied to or be interpreted to limit any right of any participant or any beneficiary of any participant to pursue any remedy or take any other action in connection with chis Trust Agreement in any court or with any regulatory body having jurisdiction over the relevant matter.

12.08

Governing Law and Construction. Th.is Trust Agreement and the Trust shall by construed, administered and governed under ERISA and other pertinent federal law, and to the extent that federal law is inapplicable, under the laws of the State of New York. If any provision of this Trust Agreement is susceptible co more than one interpretation, the interpretation to be given is that which is consistent with the Trust being a qualified trust under section 401 (a) of the Code. If any provision of this Trust Agreement is held by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions shall continue to be fully effective to the extent possible under the circumstances.

12.09	Successors and Assigns. This Trust Agreement shall inure to the benefit of and be binding upon the parries hereto and their respective successors and assigns.

12.10

Gender. As used in this Trust Agreement, the masculine gender shall include the feminine and the neutral genders and the singular shall include the plural and the plural the singular as the context requires.

12.11	Headings. Headings and subheadings in chis Trust Agreement are for convenience of reference only and are not to be considered in the construction of the provisions of the Trust Agreement.

12.12

Counterparts. This Trust Agreement may be executed in several counterparts, each of which shall be deemed an original, and these counterparts which may be sufficiently evidenced by any one counterpart.

12.13

Special, Indirect or Consequential Damages. No party to this Trust Agreement shall be liable to any other party for special, indirect or consequential damages under any provision of this Trust Agreement or for any special, indirect or consequential damages arising out of any act or failure to act hereunder.

12.14

Amendment, Modification or Waiver. This Trust Agreement may be amended or modified at any time and from time to time, and any term or condition of this Trust Agreement may be amended, modified or waived only by a written agreement executed by an authorized representative of each party. Any waiver by either party of any requirement hereunder shall not be deemed to be a continuing waiver nor waiver of any other term or condition of this Trust Agreement.

IN WITNESS WHEREOF, the Sponsor and the Trustee have executed this Trust Agreement each by action of a duly authorized person.

UNITIL SERVICE CORP.

By:	/s/ Mark H. Collin
Title: President

NEW YORK LIFE TRUST COMPANY NEW YORK, NY

By:	/s/ Dillian G. Perrio, V.P.
Authorized Trust Officer
New York Life Trust Company

SCHEDULE A

ADMINISTRATIVE AND INVESTMENT FIDUCIARIES AND AGENTS

In accordance with Sections 2.02 and 7.03 of the Trust Agreement, the following persons are hereby designated co act singly and/or jointly, on behalf of the Plan:

ADMINISTRATIVE FIDUCIARY:

Name:	Donna J. Turban	Signature:	/s/ Donna J. Turban

Name:	George E. Long, Jr.	Signature:	/s/ George E. Long, Jr.

Name:	Mark H. Collin	Signature:	/s/ Mark H. Collin

Name:	Thomas P. Meissner, Jr.	Signature:	/s/ Thomas P. Meissner, Jr.

AGENT OF ADMINISTRATNE FIDUCIARY:

NYLIM, by its authorized individuals, signatures of such individuals being on file with New York Life Trust Company.

INVESTMENT FIDUCIARY:

Name:	George E. Long, Jr.	Signature:	/s/ George E. Long, Jr.

Name:	Mark H. Collin	Signature:	/s/ Mark H. Collin

Name:	Thomas P. Meissner, Jr.	Signature:	/s/ Thomas P. Meissner, Jr.

INVESTMENT MANAGER(S): N/A

BROKER:    N/A

OTHER:    N/A

    Effective as of July 30, 2004

SCHEDULE B

SELECTION OF INVESTMENTS, INCLUDING INVESTMENT FOR FUNDS

AWAITING INVESTMENT AND DEFAULT INVESTMENT

In accordance with Section 4.04 of the Trust Agreement, the Investment Fiduciary hereby directs that the assets of the Trust shall be invested in the following investments*:

Stable Value Option**

MainStay High Yield Corporate Bond Fund (Class A)

PIMCO Real Return Fund (Class A)

PIMCO Total Return Fund (ClassA)

Barclays Global Investors LifePath Retirement Fund (Class I)

Barclays Global Investors LifePath 2010 Fund (Class I)

Barclays Global Investors LifePath 2020 Fund (Class I)

Barclays Global Investors LifePach 2030 Fund (Class I)

Barclays Global Investors LifePath 2040 Fund (Class I)

American Funds - American Balanced Fund (Class A)

MainStay S&P 500 Index Fund (Class A)

Van Kampen Growth and Income Fund (Class A)

American Funds - The Growth Fund of America (Class A)

Davis New York Venture Fund (Class A)

Franklin Small-Mid Cap Growth Fund (Class A)

JP Morgan Mid Cap Value Fund (Class A Shares)

Royce Low Priced Stock Fund (Investment Class)

Sentinel Small Company Fund (Class A)

TCW Galileo Value Opportunities Fund (Class N)

Fidelity Advisor Diversified International Fund (Class T)

Unitil Corp. Common Stock Fund

*	The direction by the Investment Fiduciary to direct the assets of the Trust in the above--enumerated funds shall continue to apply notwithstanding any subsequent changes co names of such funds.

“’”’	The Option is invested in the New York Life Insurance Company Anchor Account I and, from time to time, cash and cash equivalents.

In accordance with Section 4.08 of the Trust Agreement, absent receipt by the Trustee of a direction from the proper person(s) for the investment or reinvestment of Trust assets, the Trustee shall cause such assets to be invested in the Stable Value Option.

Effective as of July 30, 2004

2

SCHEDULEC

VOTING OF EMPLOYER SECURITIES

If all or any part of the Trust Fund consists of “employer securities” (within the meaning of Section 407(d)(l) of ERISA), the Trustee shall pass-through voting on proxy and other matters pertaining to such employer securities allocated to Plan participants’ accounts (“Allocated Shares”) to the respective Plan participants for their direction to the Trustee as co the voting of such shares unless otherwise provided below. All proxy and other materials bearing on the decision shall be promptly forwarded by the Trustee to such Plan participants unless otherwise provided below.

The Trustee shall vote Allocated Shares for which it has not received direction and any shares that have not been allocated to Plan participants’ accounts in the same percentage as Plan participants’ directed Allocated Shares are voted, unless otherwise provided below. Except as required under ERISA, the Trustee shall follow all directions set forth in chis Schedule C and shall have no duty to exercise voting or ocher rights relating to any such security.

Effective as of July 30, 2004

3

SCHEDULED

EXISTING GICs/GACs

In accordance with Section 6.01(a) of the Trust Agreement, the Trustee is hereby directed to continue to hold the following guaranteed insurance contracts and/or guaranteed annuity contracts until such time as the Trustee is directed otherwise by the person(s) authorized to direct such action under Article IV of the Trust Agreement: N /A

Effective as of July 30, 2004

4

SCHEDULE E

TRUSTEE’S FEES

The Trustee shall retain as compensation for services rendered to the Plan the Trust’s proportionate share of any interest earned on aggregate cash balances the Trustee has on deposit with State Street Bank or any successor custodian with respect to (i) funds awaiting investment or (ii) funds pending distribution from the T rust in accordance with the provisions of the Trust Agreement. Such interest retained by the Trustee shall generally be at money market rates.

With respect to funds awaiting investment: (i) where such funds are received by the Trustee on a day on which the New York Stock Exchange is open (“Business Day”) and before the dose of the New York Stock Exchange on that day, such interest shall be earned by the Trustee through the end of the following Business Day; (ii) where such funds are received on a Business Day but after the close of the New York Stock Exchange on such day, or on a day which is not a Business Day, such interest shall be earned through the end of the second following Business Day.

When the Trustee processes an authorized distribution request from the Plan, funds will be transferred to a disbursement account maintained with State Street Bank or any successor custodian the following business day. The distribution check will be written and mailed on the date such funds are transferred to such disbursement account. Interest will be earned by the Trustee beginning on the date such funds are transferred to the distribution account and ending on the date the check is presented for payment, the timing of which is beyond the control of the Trustee. Upon request, the Sponsor may receive from the Trustee a report to determine the status of outstanding distribution checks, and the extent to which such checks tend to remain outstanding.

Trustees Fees: Included in NYLIM’s Fees, plus the interest retained in connection with funds awaiting investment and funds pending distribution, as described above.

Effective as of July 30, 2004

5

John Hancock Trust Company

Trust Agreement Assignment and Amendment

Effective April 14, 2015, John Hancock Retirement Plan Services, LLC (“JHRPS”) acquired the New York Life Retirement Plan Services unit of New York Life Investment Management LLC (“NYLIM”). New York Life Trust Company (“NYLTC”) previously entered into a trust agreement (the “Trust Agreement”) with Unitil Service Corp. (“Plan Sponsor”) under which Plan Sponsor appointed NYLTC as Trustee of Unitil Corporation Tax Deferred Savings and Investment Plan (“Plan”) and NYLTC accepted that appointment and agreed to provide certain services to Plan. NYLTC hereby resigns as Trustee of Plan. Plan Sponsor hereby accepts the resignation of NYLTC and appoints John Hancock Trust Company LLC (“JHTC”), a New Hampshire Trust Company, as Trustee of Plan. JHTC hereby accepts that appointment.

Plan Sponsor and JHTC agree that the terms of JHTC’s service as Trustee will be as set forth in the Trust Agreement that was in effect as of the date this agreement is signed, including all amendments adopted prior to the effective date of this agreement, subject to the following amendments:

1.	All references to New York Life Trust Company or NYLTC are deleted and replaced with references to John Hancock Trust Company LLC or JHTC;

2.

All references to New York Life Investment Management LLC or NYLIM are deleted and replaced with references to John Hancock Retirement Plan Services, LLC or JHRPS, except where those references relate to the provision of investment management services under the On Target managed accounts program;

3.

All references to New York Life Investment Management LLC or NYLIM that relate to the provision of investment management services under the On Target managed accounts program are deleted and replaced with references to John Hancock Personal Financial Services, LLC or JHPFS;

4.	All references to New York Life Retirement Plan Services are deleted and replaced with references to John Hancock Retirement Plan Services, LLC;

5.

All references to New York Life Insurance Company or NYLIFE are deleted and replaced with references to John Hancock Life Insurance Company (U.S.A.) or JHUSA, except where those references relate to the New York Life Insurance Company Anchor Account or New York Life Guaranteed Interest Account;

6.	All references to NYLIFE Securities Inc. or Broker are deleted and replaced with references to Signator Investors, Inc. or Broker;

7.	All references to NYLIFE Distributors, LLC or Underwriter are deleted and replaced with references to John Hancock Trust Company LLC;

8.	With respect to the Trust’s transaction in securities issued by investment companies, banks or collective investment funds, the Trustee is authorized to act through a designee;

9.

The Plan Sponsor and Investment Fiduciary (as those terms are defined in the Trust Agreement) acknowledge that they have been informed that the Trustee, JHRPS, and Broker are each affiliates or indirectly wholly owned subsidiaries of JHUSA; and

10.

The Investment Fiduciary may direct the Trustee to purchase shares of a regulated investment company, or an interest in another pooled investment fund advised, managed or offered by John Hancock Investments, John Hancock Life Insurance Company (U.S.A.), Broker or Trustee, or an affiliate or subsidiary of any of them.

All other provisions of the Trust Agreement, and the rights and responsibilities of Plan Sponsor and JHTC thereunder, remain unchanged. To the extent that Plan Sponsor has directed NYLTC to make payments to any third parties out of the assets of the Trust, those directions that are currently in effect are hereby given to JHTC; JHTC (acting directly or through an agent) shall make such payments on the same basis and in the same manner as previously directed to NYLTC.

Effective the first day of the month following the date on which JHTC receives Plan Sponsor’s signature on this agreement, whether electronically or in hard copy.

NEW YORK LIFE TRUST COMPANY NEW YORK, NY

By:	/s/ Heather Allen

Heather Allen
Authorized Trust Officer
New York Life Trust Company

Date:	July 23, 2015

JOHN HANCOCK TRUST COMPANY LLC WESTWOOD, MA

By:	/s/ Sam Mancino

Sam Mancino
Authorized Trust Officer
John Hancock Trust Company LLC

Unitil Service Corp.

By:	/s/ George E. Long, Jr.

George E. Long, Jr.
Vice President, Administration

Date:	August 19, 2015

SCHEDULE B

SELECTION OF INVESTMENTS, INCLUDING INVESTMENT FOR FUNDS

AWAITING INVESTMENT AND DEFAULT INVESTMENT

In accordance with Section 4.04 of the Trust Agreement, the Investment Fiduciary hereby directs that the assets of the Trust shall be invested in the following investments*:

Stable Value Option **

MainStay High Yield Corporate Bond Fund (Class A)

PIMCO Real Return Fund (Class A)

PIMCO Total Return Fund (Class A)

Barclays Global Investors LifePath Retirement Fund (Class I)

Barclays Global Investors LifePath 2010 Fund (Class I)

Barclays Global Investors LifePath 2020 Fund (Class I)

Barclays Global Investors LifePath 2030 Fund (Class I)

Barclays Global Investors LifePath 2040 Fund (Class I)

American Funds -American Balanced Fund (Class A)

MainStay S&P 500 Index Fund (Class A)

Van Kampen Growth and Income Fund (Class A)

American Funds-The Growth Fund of America (Class A)

Davis New York Venture Fund (Class A)

Franklin Small-Mid Cap Growth Fund (Class A)

JP Morgan Mid Cap Value Fund (Class A Shares)

Royce Low Priced Stock Fund (Investment Class)

STI Classic Small Cap Growth Stock Fund (T Shares)

TCW Galileo Value Opportunities Fund (Class N)

Fidelity Advisor Diversified International Fund (Class T)

Unitil Corp. Common Stock Fund

*	The direction by the Investment Fiduciary to direct the assets of the Trust in the above-enumerated funds shall continue to apply notwithstanding any subsequent changes to names of such funds.

**	The Option is invested in the NewYork Life Insurance Company Anchor Account I, and, from time to time, cash and cash equivalents.

In accordance with Section 4.08 of the Trust Agreement, absent receipt by the Trustee of a direction from the proper person(s) for the investment or reinvestment of Trust assets, the Trustee shall cause such assets to be invested in the Stable Value Option.

Effective as of April 13, 2005 and Authorized by:

/s/ George E. Long, Jr.	/s/ Mark H. Collin
George E. Long, Jr.	Mark H. Collin

/s/ Thomas P. Meissner, Jr.
Thomas P. Meissner, Jr.

2

SCHEDULE A

ADMINISTRATIVE AND INVESTMENT FIDUCIARIES AND AGENTS

In accordance with Sections 2.02 and 7:03 of the Trust Agreement, the following persons are hereby designated to act singly and/or jointly, on behalf of the Plan:

ADMINISTRATIVE FIDUCIARY:

Name: Donna]. Turban	Signature on File

Name: George E. Long, Jr.	Signature on File

Name: Mark H. Collin	Signature on File

Name: Thomas P. Meissner, Jr.	Signature on File

Name: Betsy Shaw[1]	Signature: /s/ E. M. Shaw

AGENT OF ADMINISTRATIVE FIDUCIARY:

NYLIM, by its authorized individuals, signatures of such individuals being on file with New York Life Trust Company.

INVESTMENT FIDUCIARY:

Name: George E. Long, Jr.	Signature on File

Name: Mark H. Collin	Signature on File

Name: Thomas P. Meissner, Jr.	Signature on File

INVESTMENT MANAGER(S): N/A

BROKER:    N/A

OTHER:      N/A

1Revised effective as of November 1, 2005 and Approved by:

UNITIL CORPORATION

By: /s/ Mark H. Collin

Mark H. Collin

SCHEDULE B

SELECTION OF INVESTMENTS, INCLUDING INVESTMENT FOR FUNDS

AWAITING INVESTMENT AND DEFAULT INVESTMENT

In accordance with Section 4.04 of the Trust Agreement, the Investment Fiduciary hereby directs that the assets of the Trust shall be invested in the following investments*:

Stable Value Option**

MainStay High Yield Corporate Bond Fund (Class A)

PIMCO Real Return Fund (Class A)

PIMCO Total Return Fund (Class A)

Barclays Global Investors LifePath Retirement Fund (Class I)

Barclays Global Investors LifePath 2010 Fund (Class I)

Barclays Global Investors LlfePath 2020 Fund (Class I)

Barclays Global Investors LifePath 2030 Fund (Class I)

Barclays Global Investors LifePath 2040 Fund (Class I)

American Funds-American Balanced Fund (Class A)

MainStay S&P 500 Index Fund (Class A)

Van Kampen Growth and Income Fund (Class A)

American Funds-The Growth Fund of America (Class A)

Davis New York Venture Fund (Class A)

Franklin Small-Mid Cap Growth Fund (Class A)

Jennison Small Company Fund (Class Z)

JP Morgan Mid Cap Value Fund (Class A Shares)

Royce Low Priced Stock Fund (Service Class)

TCW Galileo Value Opportunities Fund (Class N)

Fidelity Advisor Diversified International Fund (Class T)

Unitil Corp. Common Stock Fund

*	The direction by the Investment Fiduciary to direct the assets of the Trust in the above-enumerated funds shall continue to apply notwithstanding any subsequent changes to names of such funds.

**	The Option is invested in the New York Life Insurance Company Anchor Account I, and, from time to time, cash and cash equivalents.

In accordance with Section 4.08 of the Trust Agreement, absent receipt by the Trustee of a direction from the proper person(s) for the investment or reinvestment of Trust assets, the Trustee shall cause such assets to be invested in the Stable Value Option.

Effective as of January 25, 2007 and Authorized by:

/s/ George E. Long, Jr.	/s/ Mark H. Collin
George E. Long, Jr.	Mark H. Collin

/s/ Thomas P. Meissner, Jr.
Thomas P. Meissner, Jr.

2

SCHEDULE B

SELECTION OF INVESTMENTS, INCLUDING INVESTMENT FOR FUNDS

AWAITING INVESTMENT AND DEFAULT INVESTMENT

In accordance with Section 4.04 of the Trust Agreement, the Investment Fiduciary hereby directs that the assets of the Trust shall be invested in the following investments*:

Stable Value Option**

MainStay High Yield Corporate Bond Fund (Class A)

PIMCO Real Return Fund (Class A)

PIMCO Total Return Fund (Class A)

Barclays Global Investors LifePath Retirement Fund (Class I)

Barclays Global Investors LifePath 2010 Fund (Class I) Barclays

Global Investors LifePath 2020 Fund (Class I) Barclays Global

Investors LifePath 2030 Fund (Class I) Barclays Global

Investors LifePath 2040 Fund (Class I) American Funds -

American Balanced Fund (Class A)

MainStay S&P 500 Index Fund (Class A)

Van Kampen Growth and Income Fund (Class A)

American Funds- The Growth Fund of America (Class A)

Davis New York Venture Fund (Class A)

Franklin Small-Mid Cap Growth Fund (Class A)

Jennison Small Company Fund (Class Z)

JP Morgan Mid Cap Value Fund (Class A Shares)

Royce Low Priced Stock Fund (Service Class)

TCW Galileo Value Opportunities Fund (Class N)

Third Avenue Small-Cap Value Fund

Fidelity Advisor Diversified International Fund (Class T)

Unitil Corp. Common Stock Fund

*	The direction by the Investment Fiduciary to direct the assets of the Trust in the above-enumerated funds shall continue to apply notwithstanding any subsequent changes to names of such funds.

**	The Option is invested in the New York Life Insurance Company Anchor Account I, and, from time to time, cash and cash equivalents.

In accordance with Section 4.08 of the Trust Agreement, absent receipt by the Trustee of a direction from the proper person(s) for the investment or reinvestment of Trust assets, the Trustee shall cause such assets to be invested in the Stable Value Option.

Effective as of July 16, 2007 and Authorized by:

/s/ George E. Long, Jr.	/s/ Mark H. Collin
George E. Long, Jr.	Mark H. Collin

/s/ Thomas P. Meissner, Jr.
Thomas P. Meissner, Jr.

NOTE:    In accordance to the terms of the Trust Agreement, the individuals set forth above in their capacity as Investment Fiduciary have been designated to act singly and/or jointly on behalf of the Plan.

1

SCHEDULE B

SELECTION OF INVESTMENTS, INCLUDING INVESTMENT FOR FUNDS

AWAITING INVESTMENT AND DEFAULT INVESTMENT

In accordance with Section 4.04 of the Trust Agreement, the Investment Fiduciary hereby directs that the assets of the Trust shall be invested in the following investments*:

Stable Value Option**

MainStay High Yield Corporate Bond Fund (Class A)

PIMCO Real Return Fund (Class A)

PIMCO Total Return Fund (Class A)

Barclays Global Investors LifePath Retirement Fund (Class l)

Barclays Global Investors LifePath 2010 Fund (Class I)

Barclays Global Investors LifePath 2020 Fund (Class I)

Barclays Global Investors LifePath 2030 Fund (Class I)

Barclays Global Investors LifePath 2040 Fund (Class I)

American Funds - American Balanced Fund (Class A)

MainStay S&P 500 Index Fund (Class A)

Van Kampen Growth and Income Fund (Class A)

American Funds - The Growth Fund of America (Class A)

Davis New York Venture Fund (Class A)

Jennison Small Company Fund (Class Z)

JP Morgan Mid Cap Value Fund (Class A Shares)

Royce Low Priced Stock Fund (Service Class)

TCW Galileo Value Opportunities Fund (Class N)

Third Avenue Small-Cap Value Fund

Fidelity Advisor Diversified International Fund (Class T)

Van Kampen Mid Cap Growth Fund (Class A)

Unitil Corp. Common Stock Fund

*	The direction by the Investment Fiduciary to direct the assets of the Trust in the above-enumerated funds shall continue to apply notwithstanding any subsequent changes to names of such funds.

**	The Option is invested in the New York Life Insurance Company Anchor Account I and, from time to time, cash and cash equivalents.

In accordance with Section 4.08 of the Trust Agreement, absent receipt by the Trustee of a direction from the proper person(s) for the investment or reinvestment of Trust assets, the Trustee shall cause such assets to be invested in the Stable Value Option.

Effective as of May 8, 2008 and Authorized by:

/s/ George E. Long, Jr.	/s/ Mark H. Collin
George E. Long, Jr.	Mark H. Collin

/s/ Thomas P. Meissner, Jr.
Thomas P. Meissner, Jr.

NOTE:   In accordance to the terms of the Trust Agreement, the individuals set forth above in their capacity as Investment Fiduciary have been designated to act singly and/or jointly on behalf of the Plan.

SCHEDULE B

SELECTION OF INVESTMENTS, INCLUDING INVESTMENT FOR FUNDS

AWAITING INVESTMENT AND DEFAULT INVESTMENT

In accordance with Section 4.04 of the Trust Agreement, the Investment Fiduciary hereby directs that the assets of the Trust shall be invested in the following investments*:

Stable Value Option**

MainStay High Yield Corporate Bond Fund (Class A)

PIMCO Real Return Fund (Class A)

PIMCO Total Return Fund (Class A)

Barclays Global Investors LifePath Retirement Fund (Class I)

Barclays Global Investors LifePath 2010 Fund (Class I)

Barclays Global Investors LifePath 2020 Fund (Class I)

Barclays Global Investors LifePath 2030 Fund (Class I)

Barclays Global Investors LifePath 2040 Fund (Class I)

American Funds -American Balanced Fund (Class A)

Columbia Mid Cap Index Fund (Class A)

MainStay S&P 500 Index Fund (Class A)

Van Kampen Growth and Income Fund (Class A)

American Funds- The Growth Fund of America (Class A)

Davis New York Venture Fund (Class A)

Jennison Small Company Fund (Class Z)

JP Morgan Mid Cap Value Fund (Class A Shares)

Royce Low Priced Stock Fund (Service Class)

Third Avenue Small-Cap Value Fund

Van Kampen Mid Cap Growth Fund (Class A)

Fidelity Advisor Diversified International Fund (Class T)

Unitil Corp. Common Stock Fund

*	The direction by the Investment Fiduciary to direct the assets of the Trust in the above-enumerated funds shall continue to apply notwithstanding any subsequent changes to names of such funds.

**	The Option is invested in the New York Life Insurance Company Anchor Account I and, from time to time, cash and cash equivalents.

In accordance with Section 4.08 of the Trust Agreement, absent receipt by the Trustee of a direction from the proper person(s) for the investment or reinvestment of Trust assets, the Trustee shall cause such assets to be invested in the Stable Value Option.

Effective as of April 16, 2009 and Authorized by:

/s/ George E. Long, Jr.	/s/ Mark H. Collin
George E. Long, Jr.	Mark H. Collin

/s/ Thomas P. Meissner, Jr.
Thomas P. Meissner, Jr.

NOTE: In accordance to the terms of the Trust Agreement, the individuals set forth above in their capacity as Investment Fiduciary have been designated to act singly and/or jointly on behalf of the Plan.

SCHEDULE B

SELECTION OF INVESTMENTS, INCLUDING INVESTMENT FOR FUNDS

AWAITING INVESTMENT AND DEFAULT INVESTMENT

In accordance with Section 4.04 of the Trust Agreement, the Investment Fiduciary hereby directs that the assets of the Trust shall be invested in the following investments•:

▶        Stable Value Option**

▶        MainStay High Yield Corporate Bond Fund (Class A)

▶        PIMCO Real Return Fund (Class A)

▶        PIMCO Total Return Fund (Class A)

▶        BlackRock LifePath Retirement Fund (Institutional Shares)

▶        BlackRock LifePath 2020 Fund (Institutional Shares)

▶        BlackRock LifePath 2030 Fund (Institutional Shares)

▶        BlackRock LifePath 2040 Fund (Institutional Shares)

▶        American Funds - American Balanced Fund (Class A)

▶        Columbia Mid Cap Index Fund (Class A)

▶        Invesco Van Kampen Growth and Income Fund (Class A)

▶        MainStay S&P 500 Index Fund (Class A)

▶        American Funds - The Growth Fund of America (Class A)

▶        Columbia Acorn Select Fund (Class Z)

▶        Davis New York Venture Fund (Class A)

▶        JP Morgan Mid Cap Value Fund (Class A Shares)

▶        Prudential Jennison Small Company Fund (Class Z)

▶        Royce Low Priced Stock Fund (Service Class)

▶        Third Avenue Small-Cap Value Fund

▶        Manning & Napier Fund, Inc. World Opportunities Series (Class A)

▶        Unitil Corp. Common Stock Fund

•	The direction by the lnvestment Fiduciary to direct the assets of the Trust in the above-enumerated funds shall continue to apply notwithstanding any subsequent changes to names of such funds.

••	The Option is invested in the New York Life Insurance Company Anchor Account I and, from time to time, cash and cash equivalents.

In accordance with Section 4.08 of the Trust Agreement, absent receipt by the Trustee of a direction from the proper person(s) for the investment or reinvestment of Trust assets, the Trustee shall cause such assets to be invested in the American Funds - American Balanced Fund (Class A).

Effective as of July 29, 2010 and Authorized by:

/s/ George E. Long, Jr.	/s/ Mark H. Collin
George E. Long, Jr.	Mark H. Collin

/s/ Thomas P. Meissner, Jr.
Thomas P. Meissner, Jr.

NOTE: In accordance to the terms of the Trust Agreement, the individuals set forth above in their capacity as Investment Fiduciary have been designated to act singly and/or jointly on behalf of the Plan.

AMENDMENT TO

UNITIL CORPORATION TAX DEFERRED SAVINGS AND INVESTMENT PLAN

TRUST AGREEMENT

WHEREAS, Unitil Corporation (the “Sponsor”) heretofore adopted the Unitil Corporation Tax Deferred Savings and Investment Plan and its underlying trust agreement (the “Trust,.); and

WHEREAS, the Sponsor reserved the right to amend the Trust; and

WHEREAS, the Sponsor desires to amend the Trust;

NOW, THEREFORE, the Trust is hereby amended, effective as of July 1, 2010, as follows:

1.	Section 2.01 is hereby amended by replacing the first paragraph thereof with the following:

“2.01

Administrative and Investment Fiduciaries. The Sponsor hereby appoints the Administrative Fiduciary and the Investment Fiduciary set forth on Schedule A. “Administrative Fiduciary” refers to the person(s) or entity which is responsible for the administration and operation of the Plan. The Administrative Fiduciary shall also be responsible for monitoring and collecting contributions under the Plan and Trust Subject to Section 4.04, “Investment Fiduciary” refers to the person(s) or entity responsible for the investment and management of Plan assets. The Administrative Fiduciary and the Investment Fiduciary may be the same person(s) or entity. If the Administrative and/or Investment Fiduciaries designated on Schedule A are not then serving, the Sponsor shall be the Administrative Fiduciary or the Investment Fiduciary or both, as the case may be. In no event shall the Trustee be either the Administrative Fiduciary or the Investment Fiduciary.”

2.	Section 3.01 is hereby amended by replacing the first paragraph thereof with the following:

“3.01

Receipts. The Trustee shall receive in cash or other assets acceptable to the Trustee, subject to any applicable minimum amount established by the Trustee, all contributions paid or delivered to it which are allocable under the Plan and to the Trust and all transfers paid or delivered under the Plan to the Trust from a predecessor trustee or another trust of a plan qualified under section 401(a) of the Code, provided that the Trustee shall not be obligated to receive any such contribution or transfer unless prior thereto, as the Trustee may specify, the Trustee has received such reconciliation, allocation, investment or other information concerning, or such direction, contribution or representation with respect to, the contribution or transfer or the source thereof as the Trustee, in its sole discretion, may require. The Trustee shall have no duty or authority to (a) require any contributions or transfers to be made under the Plan to the Trustee, (b) monitor or collect contributions made under the Plan to the Trustee, (c) compute any amount to be contributed or transferred under the Plan to the Trustee, or (d) determine whether amounts received by the Trustee comply with the Plan. The Trustee shall not be responsible for any assets until it receives such assets.”

3.	Except as hereinabove amended, the provisions of the Trust shall continue in full force and effect.

IN WITNESS WHEREOF, the Sponsor, by its duly authorized officer, has caused this Amendment to be executed as of the 23rd day of December, 2010.

UNITIL CORPORATION

By: /s/ Mark H. Collin

Mark H. Collin

NEW YORK LIFE TRUST COMPANY NEW YORK, NY

BY:	/s/ Heather Allen

Heather Allen
Authorized Trust Officer
New York Life Trust Company

Unitil Corporation Tax Deferred Savings and lnvestment Plan

SCHEDULE B

SELECTION OF INVESTMENTS, INCLUDING INVESTMENT FOR FUNDS

AWAITING INVESTMENT AND DEFAULT INVES TMENT

In accordance with Section 4.04 of the Trust Agreement, the Investment Fiduciary hereby directs that the assets of the Trust shall be invested in the following investments*:

▶        Stable Value Option**

▶        Loomis Sayles Core Plus Bond Fund (Class N) 1

▶        MainStay High Yield Corporate_ Bond Fund (Class A)

▶        PIMCO Real Return Fund (Administrative Class)1

▶        PIMCO Total Return Fund (Administrative Class)1

▶        BlackRock LifePath Retirement Fund (Institutional Shares)

▶        BlackRock LifePath 2020 Fund (Institutional Shares)

▶        BlackRock LifePath 2025 Fund (Institutional Shares)1

▶        BlackRock LifePath 2030 Fund (Institutional Shares)

▶        BlackRock LifePath 2035 Fund (Institutional Shares)1

▶        BlackRock LifePath 2040 Fund (Institutional Shares)

▶        BlackRock LifePath 2045 Fund (Institutional Shares)1

▶        BlackRock LifePath 2050 Fund (Institutional Shares)1

▶        BlackRock LifePath 2055 Fund (Institutional Shares)1

▶        American Funds -American Balanced Fund (Class A)

▶        Cohen & Steers Institutional Realty Shares 1

▶        Invesco Van Kampen Growth and Income Fund (Class A)

▶        MainStay S&P 500 Index Fund (Class 1)1

▶        American Funds - The Growth Fund of America (Class A)

▶        Columbia Acorn Select Fund (Class Z)

▶        Davis New York Venture Fund (Class A)

▶        JP Morgan Mid Cap Value Fund (Class A Shares)

▶        Prudential Jennison Small Company Fund (Class Z)

▶        Third Avenue Small Cap Value Fund

▶        Columbia Acorn International Fund (Class Z) 1

▶        Manning & Napier Fund, Inc. World Opportunities Series (Class A)

▶        MFS International Value Fund (Class A) 1

▶        Oppenheimer Developing Markets Fund (Class A) 1

▶        Unitil Corp. Common Stock Fund

*	The direction by the Investment Fiduciary to direct the assets of the Trust in the above - enumerated funds shall continue to apply notwithstanding any subsequent changes to names of such funds.

**	The Option is invested in the New York Life Insurance Company Anchor Account I and, from rime to time, cash and cash equivalents.

Unitil Corporation Tax Deferred Savings and Investment Plan

In accordance with Section 4.08 of the Trust Agreement, absent receipt by the Trustee of a direction from the proper person(s) for the investment or reinvestment of Trust assets, the Trustee shall cause such assets to be invested in the American Funds -American Balanced Fund (Class A).

1 Effective as of January 9, 2011

Effective as of January 12, 2012 and Authorized by:

/s/ George E. Long, Jr.	/s/ Mark H. Collin
George E. Long, Jr.	Mark H. Collin

/s/ Thomas P. Meissner, Jr.
Thomas P. Meissner, Jr.

NOTE: In accordance to the terms of the Trust Agreement, the individuals set forth above in their capacity as Investment Fiduciary have been designated to act singly and/or jointly on behalf of the Plan.

AMENDMENT TO THE

UNITIL CORPORATION TAX DEFERRED SAVINGS AND INVESTMENT PLAN

TRUST AGREEMENT

WHEREAS, Unitil Corporation (the “Sponsor”) heretofore adopted Unitil Corporation Tax Deferred Savings and Investment Plan and its underlying trust agreement (the “Trust’’); and

WHEREAS, the Sponsor served the right to amend the Trust; and

WHEREAS, the Sponsor desires to amend the Trust;

NOW, THEREFORE, the Trust is hereby amended, effective as of March 30, 2012, as follows:

1.	Section 4.08 of the Trust is hereby amended by deleting the second paragraph thereof and replacing it with the following:

“In the event the Plan provides for participant and/or beneficiary direction of the investment of assets allocable under the Plan to the accounts of such participants and/or beneficiaries, and no direction is received from a participant or beneficiary with respect to the investment or reinvestment of uninvcsted Trust assets allocable to their accounts, the Sponsor hereby directs that such assets shall be invested by the Trustee in the investment specified on Schedule B.2 attached hereto. To the extent no direction is received from the Sponsor with respect to the allocation of assets among participant and/or beneficiary accounts, the Sponsor directs that such assets shall be invested by the Trustee in the investment specified on Schedule B.3 attached hereto.”

2.	Schedule B of the Trust is hereby amended by deleting it in its entirety and replacing it with the attached Schedule B.

3.	Except as hereinabove amended, the provisions of the Trust shall continue in full force and effect.

IN WITNESS WHEREOF, the Sponsor, but its duly authorized officer, has caused the amendment to be executed as of the 17th day of April, 2012.

UNITIL CORPORATION
By: /s/ Mark H. Collin

Mark H. Collin

NEW YORK LIFE TRUST COMPANY

NEWYORK, NY

By:  /s/ Heather Allen

Heather Allen

Authorized Trust Officer

New York Life Trust Company

Unitil Corporation Tax Deferred Savings and Investment Plan

SCHEDULE B

SELECTION OF INVESTMENTS, INCLUDING INVESTMENT FOR FUNDS AWAITING

INVESTMENT AND DEFAULT INVESTMENT

l.	In accordance with Section 4.04 of the Trust Agreement, the Investment Fiduciary hereby directs that the assets of the Trust shall be invested in the following investments*:

Stable Value Option**

Loomis Sayles Core Plus Bond Fund (Class A)

MainStay High Yield Corporate Bond Fund (Class A)

PIMCO Real Return Fund (Administrative Class)

PIMCO Total Return Fund (Administrative Class)

BlackRock LifePath Retirement Fund (Institutional Shares)

BlackRock LifePath 2020 Fund (Institutional Shares)

BlackRock LifePath 2025 Fund (Institutional Shares)

BlackRock LifePath 2030 Fund (Institutional Shares)

BlackRock LifePath 2035 Fund (Institutional Shares)

BlackRock LifePath 2040 Fund (Institutional Shares)

BlackRock LifePath 2045 Fund (Institutional Shares)

BlackRock LifePath 2050 Fund (Institutional Shares)

BlackRock LifePath 2055 Fund (Institutional Shares)

American Funds - American Balanced Fund (Class A)

Cohen & Steers Institutional Realty Shares

Dreyfus Appreciation Fund 1

Invesco Van Kampen Growth and lncome Fund (Class A)

MainStay S&P 500 Index Fund (Class I)

American Funds - The Growth Fund of America (Class A)

Columbia Acorn Select Fund (Class Z)

JP Morgan Mid Cap Value Fund (Class A Shares)

Prudential Jennison Small Company Fund (Class Z)

Third Avenue Small-Cap Value Fund

Columbia Acom International Fund (Class Z)

MFS International Value Fund (Class A)

Manning & Napier Fund, Inc. World Opportunities Series (Class A)

Oppenheimer Developing Markets Fund (Class A)

Unitil Corp. Common Stock Fund

*	The direction by the Investment Fiduciary to direct the assets of the Trust in the above-enumerated funds shall continue to apply notwithstanding any subsequent changes to names of such funds.

**	The Option is invested in the New York Life Insurance Company Anchor Account I, and, from time to time, cash and cash equivalents.

Unitil Corporation Tax Deferred Savings and Investment Plan

SCHEDULE B (cont’d)

SELECTION OF INVESTMENTS, INCLUDING INVESTMENT FOR FUNDS

AWAITING INVESTMENT AND DEFAULT INVESTMENT

2.

In accordance with Section 4.08 of the Trust Agreement, absent receipt by the Trustee of a direction from the participant or beneficiary for the investment or reinvestment of Trust assets, the Trustee shall cause such assets to be invested in the American Funds - American Balanced Fund (Class A).

3.

In accordance with Section 4.08 of the Trust Agreement, absent receipt by the Trustee of a direction from the Sponsor for the allocation of Trust assets among participant and/or beneficiary accounts, the Trustee shall cause such assets to be invested in the PIMCO Money Market Fund (Administrative Class).

1 Effective July 16, 2012

 Effective as of July 19, 2012 and Authorized by:

/s/ George E. Long, Jr.	/s/ Mark H. Collin
George E. Long, Jr.	Mark H. Collin

/s/ Thomas P. Meissner, Jr.

Thomas P. Meissner, Jr.

NOTE: In accordance to the terms of the Trust Agreement, the individuals set forth above in their capacity as Investment Fiduciary have been designated to act singly and/or jointly on behalf of the Plan.

AMENDMENT TO THE

UNITIL CORPORATION TAX DEFERRED SAVINGS AND INVESTMENT PLAN

TRUST AGREEMENT

WHEREAS, Unitil Corporation (the “Sponsor”) heretofore adopted the Unitil Corporation Tax Deferred Savings and Investment Plan and its underlying trust agreement (the “Trust”); and

WHEREAS, the Sponsor reserved the right to amend the Trust; and

WHEREAS, the Sponsor desires to amend the Trust to reflect a change required by the Internal Revenue Service;

NOW, THEREFORE, the Trust is hereby amended, effective as of January I, 2015, as follows:

1.	Section 3.01 of the Trust is hereby amended to read as follows:

“‘3.01

Receipts. The Trustee shall receive in cash or other assets acceptable to the Trustee, subject to any applicable minimum amount established by the Trustee, all contributions paid or delivered to it which are allocable under the Plan and to the Trust and all transfers paid or delivered under the Plan to the Trust from a predecessor trustee or another trust of a plan qualified under section 40l(a) of the Code, provided that the Trustee shall not be obligated to receive any such contribution or transfer unless prior thereto. as the Trustee may specify, the Trustee has received such reconciliation, allocation. investment or other information concerning, or such direction, contribution or representation with respect to, the contribution or transfer or the source thereof as the Trustee, in its sole discretion, may require. The Trustee shall have no duty or authority to (a) require any contributions or transfers to be made under the Plan to the Trustee, (b) compute any amount to be contributed or transferred under the Plan to the Trustee, or (c) determine whether amounts received by the Trustee comply with the Plan. The Trustee shall not be responsible for any assets until it receives such assets.”

2.	Except as hereinabove amended, the provisions of the Trust shall continue in full force and effect.

IN WITNESS WHEREOF, the Sponsor, by its duly authorized officer, has caused this Amendment to be executed as of the 23rd day of April, 2015.

UNITIL CORPORATION

By: /s/ Mark H. Collin

Mark H. Collin

The Trustee hereby consents to the foregoing amendment.

NEW YORK LIFE TRUST COMPANY

NEWYORK, NY

By:	/s/ Heather Allen

Heather Allen
Authorized Trust Officer New York Life Trust Company

Unitil Corporation Tax Deferred Savings and Investment Plan

SCHEDULE A

ADMINISTRATIVE AND INVESTMENT FIDUCIARIES AND AGENTS

In accordance with Sections 2.02 and 7.03 of the Trust Agreement, the following persons are hereby designated to act singly and/or jointly, on behalf of the Plan:

ADMINISTRATIVE

FIDUCIARY:

Name:	Donna J. Turban	Removed August 13, 2012

Name:	George E. Long, Jr.	Removed June 30, 2017

Name:	Mark H. Collin	Signature on File

Name:	Thomas P. Meissner, Jr.	Removed May 31, 2018

Name:	Betsy Shaw	Signature on File

AGENT OF ADMINISTRATIVE FIDUCIARY:

John Hancock Retirement Plan Services, LLC, by its authorized individuals.

INVESTMENT FIDUCIARY:

Name:	George E. Long, Jr.	Removed June 30, 2017

Name:	Mark H. Collin	Signature on File

Name:	Thomas P. Meissner, Jr.	Removed May 31, 2018

Name:	Betsy Shaw	Added May 1, 2017

INVESTMENT MANAGER(S): N/A

BROKER:      N/A

OTHER:         N/A

Approved by:

UNITIL CORPORATION (Plan Sponsor):

By: /s/ Mark H. Collin

Mark H. Collin

Unitil Corporation Tax Deferred Savings and Investment Plan

SCHEDULE A

ADMINISTRATIVE AND INVESTMENT FIDUCIARIES AND AGENTS

In accordance with Sections 2.02 and 7.03 of the Trust Agreement, the following persons arc hereby designated to act singly and/or jointly, on behalf of the Plan:

ADMINISTRATIVE FIDUCIARY:

Name:	Mark H. Collin	Removed

Name:	Betsy Shaw	Removed

Name:	Christine Vaughan	Added

Name:	Evelyn McCarthy	Added

Name:	Tonya Rochette	Added

AGENT OF ADMINISTRATIVE FIDUCIARY:

John Hancock Retirement Plan Services, LLC (“JHRPS”), by its authorized individuals, signatures of such individuals being on file with John Hancock Trust Company LLC (“JHTC”).

INVESTMENT FIDUCIARY:

Name:	Mark H. Co11in	Removed

Name:	Betsy Shaw	Removed

Name:	Christine Vaughan	Added

Name:	Tonya Rochette	Added

INVESTMENT MANAGER(S): N/A

BROKER:      N/A

OTHER:         N/A

Revised effective as of May 9, 2019

Approved by:

UNITIL CORPORATION (Plan Sponsor)

By: /s/Thomas P. Meissner. Jr.

Thomas P. Meissner. Jr.

Unitil Corporation Tax Deferred Savings and Investment Plan

SCHEDULE A

ADMINISTRATIVE AND INVESTMENT FIDUCIARIES AND AGENTS

In accordance with Sections 2.02 and 7.03 of the Trust Agreement, the following persons are hereby designated to act singly and/or jointly, on behalf of the Plan:

ADMIMSTRATIVE FIDUCIARY:

Name:	Christine Vaughan

Name:	Evelyn McCarthy	Removed

Name:	Tonya Rochette

Name:	John Closson	Added

AGENT OF ADMINISTRATIVE FIDUCIARY:

John Hancock Retirement .Plan Services, LLC (“JHRPS”), by its authorized individuals, signatures of such individuals being on file with John Hancock Trust Company LLC (“JHTC”).

INVESTMENT FIDUCIARY:

Name:	Christine Vaughan

Name:	Tonya Rochette

Name:	John Closson	Added

INVESTMENT MANAGER(S): N/A

BROKER:      N/A

OTHER:         N/A

Revised effective as of June 24, 2019

Approved by:

UNITIL CORPORATION (Plan Sponsor)

By: /s/ Christine Vaughan

Christine Vaughan